Exhibit 99.1

KeyBanc Capital Markets
Industrial, Automotive and Transportation Conference

June 2, 2010

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Annual Report on Form 10-K under the caption “Risk Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.

Forward-Looking Statements

Delivering solutions for critical applications

Company Overview

Global leader in specialty fluid-handling pumps,

         valves and systems

Global reach

Strong brands

Application engineering expertise

Growth through organic initiatives and acquisitions; ultimately multi-platform

Colfax Business System

Diverse end markets

Global
Defense

Oil & Gas

Power
Generation

General
Industrial

Commercial
Marine

Colfax Corporation

Global
Defense
General
Industrial
Power
Generation
Oil & Gas
Commercial
Marine

Asia &
Australia
United
States
Middle East
& Africa
Central &
South
America
Canada
Europe

34%

26%

17%

14%

9%

24%

44%

7%

18%

5%

2%

2009 Revenues ($525M) By End Markets

2009 Revenues ($525M) By Geography (1)

End Market and Geographic Diversity

(1)   Revenues based on our shipping destination.

Large and diverse customer base and end markets; no customer more than 4% of sales in 2009

Blue Chip Customers

Strategy – Fluid Handling

Differentiation through responsive VOC-aligned SMART solutions and services for the most critical fluid-handling applications

Strategic Priorities

Drive operational improvement breakthroughs in EMEAA

Realign into a global functional organizational structure

Utilize Voice of the Customer process to drive differentiated product development

Intensify focus on growth in Asia

Leveraging our strengths and values to deliver best-of-class results

Completed 13 acquisitions since 1995

Continue to Pursue Strategic Acquisitions

Acquisition Criteria:

Strong brand name recognition

Leading market position

Global reach and manufacturing

Differentiated product technology / highly engineered product solutions

Complementary end market / geographic focus

Attain double digit return on investment in the 3rd year

Intensify Application of CBS

Align with the customer

Think and act breakthrough

Drive immersion

Execute a unified PD (Policy Deployment)

Execute point-of-impact action plans

Continuous improvement

CBS – People, Planning, Process & Performance

Oil & Gas Market

Applications:  Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oil purification

Market Trends

Long-term demand for oil projected to increase especially in developing countries

Heavy and highly viscous oil to account for increasing share of production

Stable oil prices supporting activity

New orders beginning to book

Our Strategy

Capitalize on growth in heavy oil exploration and transport

Middle East

Asia Pacific

Latin America

Expand served market with larger pumps and SMART system
technology

Provide lowest total cost of ownership solutions that reduce downtime and improve energy efficiency

Global Defense

Applications:  Fuel oil transfer; oil transport; water and wastewater handling; firefighting; fluid control

Market Trends

Recent growth in Navy funding

Focus on automation – less manpower, cost reductions, increased efficiency

Modernization and expansion of ROW navies

Our Strategy

Leverage SMART technology

Expand service network

Support expansion of fleets outside of U.S. including Europe and India

General Industrial

Applications:  Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing

Market Trends

Demand driven by capital investment long-term

General industrial strengthening in Asia, Europe and U.S.; three consecutive quarters of order growth

Developing regions embracing engineered products and solutions that reduce costs and increase efficiency

Our Strategy

Continue to expand and diversify customer base

Develop VOC-based solutions that improve efficiency

(1)

(1)

Includes Distribution (9%), Chemical Processing (5%), Machinery Support (3%), Building Products (3%), Wastewater (2%), Heat Transfer (1%), Pulp and Paper (1%), Diesel
Engines (1%), Food & Beverage (1%) and Other (8%).

Commercial Marine

Applications:  Fuel oil transfer; oil transport; water and wastewater handling

Market Trends

International trade and demand for bulk commodities and oil to drive new ship construction long-term

Aging fleet and environmental regulations requiring ship owners to upgrade or replace ships

Approximately 10,000 ships on order while industry has excess capacity

Cancellations and delivery extensions continuing

Our Strategy

Improve OTD and responsiveness to best-of-class

Grow aftermarket sales and service

Capitalize on growth in installed base

Leverage acquisition of PD Technik

Focus on opportunities related to changing environmental regulations

Power Generation

Applications:  Fuel unloading, transfer, burner and injection; rotating equipment lubrication

Market Trends

Worldwide demand for electricity is expected to double by 2030

Majority of growth in developing countries

Our Strategy

Grow China, India and Middle East

Participate in efficiency  improvements in mature markets

Strong balance sheet(1)

Debt of $90 million, principal payments of $9 million in 2010, matures in 2013

Cash = $60 million

$136 million available on revolver

Strong cash flow

LTM ended 4/2/10 Adjusted EBITDA of $74 million

Inventory reduction of $4 million in 1Q 2010

Capital priorities

Acquisitions

Growth initiatives

Strong Financial Condition

(1)  As of 4/2/2010

Colfax Corporation

$700
$600
$500
$400
$300
$200
$100
$0
$393.6
$506.3
$604.9
$525.0
2006
2007
2008
2009

$120
$100
$80
$60
$40
$20
$0
$52.6
$72.9
$90.8
$66.2
2006
2007
2008
2009

$700
$600
$500
$400
$300
$200
$100
$0
$442.3
$589.0
$682.1
$462.4
2006
2007
2008
2009

$400
$350
$300
$250
$200
$150
$100
$50
$0
$179.3
$302.8
$349.0
$290.9
2006
2007
2008
2009

Financial Performance Overview – 2006-2009

Revenue

(1) Refer to Appendix for Non-GAAP reconciliation.                                               Note: Dollars in millions.

Orders

Backlog

% Margin

13.4%

14.4%

15.0%

12.6%

Adjusted Operating Income (1)

Total Growth (Decline)

19.5%

(13.2)%

Existing Businesses

28.6%

13.9%

(8.1)%

Acquisitions

1.1%

0.2%

FX Translation

4.5%

(5.3)%

--

--

--

13.5%

8.0%

7.1%

Colfax Corporation

$150
$100
$50
$0
$136.3
$120.0
Q1 2009
Q1 2010

$20
$15
$10
$5
$0
$17.1
$10.2
Q1 2009
Q1 2010

$150
$100
$50
$0
$123.1
$119.6
Q1 2009
Q1 2010

$500
$400
$300
$200
$100
$0
$302.8
$366.8
$398.9
$400.3
$349.0
$322.3
$326.9
$325.3
$290.9
$281.3
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Financial Performance Overview – Current Quarter

0.4%

--

Acquisitions

(12.0)%

--

Total Growth (Decline)

4.7%

--

FX Translation

(17.1)%

--

Existing Businesses

Revenue

(1) Refer to Appendix for Non-GAAP reconciliation.                                               Note: Dollars in millions.

Orders

Backlog

Adjusted Operating Income (1)

8.5%

12.5%

% Margin

0.7%

--

Acquisitions

(2.9)%

--

Total Growth (Decline)

4.6%

--

FX Translation

(8.2)%

--

Existing Businesses

2010 Outlook Summary

$500 million

To

$480 million

2010 Total

(9)%

To

(5)%

2010 Organic growth (decline) (1)

Revenue Range

$0.77

To

$0.67

2010 Adjusted net income per share (2)

$0.45

To

$0.35

2010 Net income per share

EPS Range

(1)  Excludes impact of acquisitions and foreign exchange rate fluctuations

(2)  Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges

(3) Spot rate as of 4/1/10; spot rate as of 5/28/10 was $1.23 which would result in a negative impact of approximately 3 cents.

      Typically, a 5 cent change in the Euro is expected to result in a 1 cent change in EPS assuming all other currencies remain constant.

(See Appendix for Non-GAAP reconciliation)

43.3 million

Outstanding shares

$6 million

Interest expense

32%

Tax rate

$1.35

Euro(3)

$4 million

Asbestos liability and defense costs

$9 million

Asbestos coverage litigation

Assumptions

Aligning Assets and Resources to
Drive Best-of-Class Results

Strong financial condition

CBS – solid institutional knowledge

Experienced team

Large installed base

Business unit structure

Application engineering expertise

Global reach & diverse end markets

Strong brands & broad product portfolio

Improve balance sheet with CBS tools

Intensify application

Realign, develop, recruit

Enhance aftermarket capabilities

Transition to global organization

Develop VOC-based differentiated
solutions

Evaluate footprint, localize sales &
marketing, focus on developing markets

Expand offerings, leverage SMART
technology, improve OTD

Current State

Building for the Future

Strong portfolio of brands, products, and solutions

Diverse end markets and geographies

Strong balance sheet to fund organic growth initiatives and acquisitions

Global sourcing opportunities

Commitment to build the best team

CBS intensity and potential

Our values

Investment Highlights

Getting aligned to drive profitable growth

Appendix

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are projected adjusted net income per share, adjusted operating income, EBITDA and adjusted EBITDA.  Adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs and asbestos coverage litigation expenses, certain due diligence costs, certain legacy legal charges, other post-employment benefit settlement, restructuring and other related charges as well as one time initial public offering-related costs to the extent they impact the periods presented. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs. Projected adjusted net income per share presents income taxes at an effective tax rate of 32%.
These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team (except in the case of EBITDA).

Sales and order information by end market are estimates.  We periodically update our customer groupings in order to refine these estimates.

Disclaimer

Non-GAAP Reconciliation

Projected net income per share - diluted

$       0.35

$       0.45

Restructuring and other related charges incurred year-to-date

         0.06

         0.06

Estimated restructuring and other related charges

1

         0.06

         0.06

Asbestos coverage litigation expenses

         0.14

         0.14

Asbestos liability and defense costs

         0.06

         0.06

Projected adjusted net income per share - diluted

$       0.67

$       0.77

1

EPS Range

Colfax Corporation

Reconciliation of Projected 2010 Net Income Per Share to Adjusted Net Income Per Share

Amounts in Dollars

(Unaudited)

Represents estimated restructuring and other related charges for actions implemented through April

30, 2010.

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

2009

2008

2007

2006

Adjusted Operating Income

Operating income

38,459

$

16,689

$

123,275

$

19,543

$

Restructuring and other related charges

18,175

-

-

-

Asbestos liability and defense (income) costs

(2,193)

(4,771)

(63,978)

21,783

Asbestos coverage litigation expenses

11,742

17,162

13,632

12,033

IPO-related costs

-

57,017

-

-

Legacy legal adjustment

-

4,131

-

8,330

Due diligence costs

-

582

-

-

Other post-employment benefit settlement

-

-

-

(9,102)

Adjusted operating income

66,183

$

90,810

$

72,929

$

52,587

$

Adjusted operating income margin

12.6%

15.0%

14.4%

13.4%

Non-GAAP Reconciliation

____________________

Note: Dollars in thousands.

April 2, 2010

April 3, 2009

Adjusted Operating Income

Operating income

893

$

11,810

$

Restructuring and other related charges

4,039

661

Asbestos liability and defense costs

1,435

1,645

Asbestos coverage litigation expenses

3,881

2,966

Adjusted operating income

10,248

$

17,082

$

Adjusted operating income margin

8.5%

12.5%

Three Months Ended

Non-GAAP Reconciliation

____________________

Note: Dollars in thousands.

Last Twelve Months

April 2, 2010

EBITDA

Net income

14,208

$

Interest expense

7,179

Provision for income taxes

6,155

Depreciation and amortization

14,788

EBITDA

42,330

$

EBITDA margin

8.3%

Adjusted EBITDA

Net income

14,208

$

Interest expense

7,179

Provision for income taxes

6,155

Depreciation and amortization

14,788

Restructuring and other related charges

21,553

Asbestos liability and defense costs (income)

(2,403)

Asbestos coverage litigation expenses

12,657

Adjusted EBITDA

74,137

$

Adjusted EBITDA margin

14.6%